UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	June 1, 2009

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[X]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 1, 2009, Cameron International Corporation, a Delaware corporation (“Cameron”), NATCO Group Inc., a Delaware corporation (“NATCO”), and Octane Acquisition Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Cameron (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).  Under the terms of the Merger Agreement, Merger Sub will merge with and into NATCO, with NATCO continuing as the surviving entity (the “Merger”).

Under the terms of the Merger Agreement, each share of NATCO common stock outstanding immediately prior to the closing of the Merger, will be exchanged for 1.185 shares of Cameron common stock (the “Exchange Ratio”).  In connection with the Merger, each share of NATCO restricted stock outstanding immediately prior to the effective time of the Merger will become fully vested (except for a limited number of permitted grants between signing and closing which will not automatically vest) and will be converted into Cameron common stock at the Exchange Ratio.  Further, upon consummation of the Merger, all outstanding NATCO stock options will fully vest (except for a limited number of permitted grants between signing and closing which will not automatically vest) and will be assumed by Cameron but will represent the right to acquire Cameron common stock, with corresponding adjustments to the number of shares and exercise price based on the Exchange Ratio.  Based upon the current capitalization of Cameron and NATCO, the stockholders of NATCO will own approximately 10% of the combined company upon consummation of the Merger.

The Merger Agreement contains customary representations, warranties and covenants by each of the parties.  Completion of the Merger is conditioned upon, among other things: (1) approval of the Merger Agreement by NATCO’s stockholders, (2) applicable regulatory approvals, including, the termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) the effectiveness of a registration statement on Form S-4 that will be filed by Cameron for the issuance of its common stock in the Merger and the approval of the listing of these shares on the New York Stock Exchange, (4) the absence of legal impediments prohibiting the Merger and any related transaction, (5) the absence of any material adverse effect with respect to Cameron’s or NATCO’s business, as applicable and (6) delivery of tax opinions by each of Cameron’s and NATCO’s counsel.

Investors are cautioned that the representations, warranties and covenants included the Merger Agreement were made by Cameron and NATCO to each other.  These representations, warranties and covenants were made as of specific dates and only for purposes of the Merger Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in confidential disclosure letters that the parties exchanged in connection with the execution of the Merger Agreement as well as information contained in Cameron’s and NATCO’s public filings with the Securities and Exchange Commission (the “SEC”).  In addition, the representations and warranties may have been included in the Merger Agreement for the purpose of allocating risk between the parties, rather than to establish matters as facts.  The Merger Agreement is described in this Current Report on Form 8-K and attached hereto as Exhibit 2.1 only to provide you with information regarding its terms and conditions, and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the Merger, not to provide any other factual information regarding the parties or their respective business or the actual conduct of their respective businesses during the pendency of the Merger Agreement.  Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Cameron or NATCO.  Furthermore, investors should not rely on the covenants in the Merger Agreement as actual limitations on the respective businesses of Cameron and NATCO, because either party may take certain actions that are expressly permitted in the confidential disclosure letters to the Merger Agreement or as otherwise consented to by the appropriate party, which consent may be given without prior notice to the public.

The Merger Agreement contains provisions granting both Cameron and NATCO rights to terminate the Merger Agreement for certain reasons, including, among others, (1) if the Merger is not completed by March 31, 2010, (2) if NATCO’s stockholders fail to approve the Merger Agreement, or (3) if a final and non-appealable governmental order, decree or ruling has been issued prohibiting the Merger.  In the event of a termination of the Merger Agreement under certain circumstances, NATCO may be required to pay Cameron a termination fee of $27.3 million, or Cameron or NATCO may be required to pay the other party its out-of-pocket costs related to the transaction but not to exceed $6 million.

The foregoing description of the Merger Agreement does not purpose to be complete and is qualified in its entirety by reference to the Merger Agreement which is filed as Exhibit 2.1, and is incorporated into this Current Report on Form 8-K by reference.

Item 3.03	Material Modification to rights of Security Holders.

Forward-Looking Statements

Information set forth in this document may contain forward-looking statements, which involve a number of risks and uncertainties.  Cameron cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Cameron and NATCO, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to satisfy the closing conditions of the transaction, including obtaining regulatory approvals for the transaction and the approval of the merger agreement by the NATCO stockholders; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the impact of other acquisitions that Cameron or NATCO have made or may make before the transaction; competition and its effect on pricing; and exploration and development spending by E&P operators. Additional factors that may affect future results are contained in Cameron’s and NATCO’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s web site http://www.sec.gov.  Cameron and NATCO disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, Cameron will file with the SEC a Registration Statement on Form S-4 and NATCO will file a proxy statement, which will be mailed to NATCO’s stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE S-4 AND PROXY STATEMENT REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the S-4 and proxy statement (when available) and other related documents filed by Cameron and NATCO with the SEC at the SEC’s website at www.sec.gov. The S-4 and proxy statement (when it is available) and the other documents may also be obtained for free by accessing Cameron’s website at www.c-a-m.com  under the heading “Investor Relations” and then under the heading “SEC Filings” or by accessing NATCO’s website at www.natcogroup.com under the tab “Investor Relations” and then under the heading “SEC Filings”.

Participants in the Solicitation

NATCO and its directors, executive officers and certain other members of management and employees may be soliciting proxies from its stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in NATCO’s proxy statement when it is filed with the SEC. You can find information about NATCO’s executive officers and directors in their definitive proxy statement filed with the SEC on March 23, 2009. You can obtain free copies of these documents from NATCO using the contact information above.

Item 8.01	Other Events.

On June 1, 2009, Cameron issued a press release announcing the execution of the Merger Agreement and the timing of a conference call to discuss the transaction.  A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated into this Current Report on Form 8-K by reference.  The press release contains statements intended as “forward-looking statements” that are the subject of cautionary statements about forward-looking statements set forth in the press release.

As mentioned in the press release, a joint conference call to discuss the transaction was held at 10:00 a.m. Eastern time on June 2, 2009.  Attached as Exhibit 99.2 to this Current Report on Form 8-K is a transcript of the conference call.  While every effort has been made to provide an accurate transcription, there may be typographical mistakes, indications of inaudible statements, errors, omissions or inaccuracies in the transcript.  Cameron believes that none of these inaccuracies is material.  A replay of the recorded conference call will be available for 30 days following the conference call and be obtained through the “Investor Relations” and then “SEC Filings” link to Cameron’s website at www.c-a-m.com.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated June 1, 2009, by and among Cameron International Corporation, NATCO Group Inc., and Octane Acquisition Sub, Inc.
99.1	Joint Press Release, dated June 1, 2009.
99.2	Transcript of June 2, 2009 conference call.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                      June 2, 2009

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated June 1, 2009, by and among Cameron International Corporation, NATCO Group Inc., and Octane Acquisition Sub, Inc.
99.1	Joint Press Release, dated June 1, 2009.
99.2	Transcript of June 2, 2009 conference call.